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                                                                   EXHIBIT 10.13

                          FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.


                             INTERPLAY PRODUCTIONS

                              WARRANT CERTIFICATE
                              -------------------


Warrant Certificate No. ____                                    October __, 1996


     THIS WARRANT CERTIFICATE (the "Warrant Certificate"), certifies that, for value received, ______________ ("Holder") is entitled, subject to the terms and conditions set forth below, to subscribe for and purchase from Interplay Productions, a California corporation (the "Company") that number of shares of fully paid and non-assessable shares of Common Stock of the Company equal to the quotient determined by dividing the Base Amount (as defined below) by the Exercise Price (as defined below), rounded to the nearest whole number of shares (the "Warrants).

     1. EXERCISE PRICE. The "Base Amount" applicable to this Warrant Certificate shall be $__________. The "Exercise Price" per share of Common Stock covered by the Warrant shall be the product of .70 multiplied by either of the following amounts, as applicable: (i) in the event of an initial public offering by the Company of the Company's Common Stock at an offering price of at least $10.00 per share (subject to adjustment for stock splits, stock dividends and other corporate events), with aggregate gross proceeds to the Company of at least $15,000,000 (a "Qualified IPO"), the initial public offering price of Common Stock; or (ii) in the event of a sale or conveyance of all or substantially all of the Company's assets or the merger or consolidation with any other corporation where the Company is not the surviving entity (except a merger or consolidation effected for the sole purpose of reincorporating in a different state) or, if the Company is the surviving entity, the ownership of the voting capital stock of the Company following such transaction changes by 50% or more (a "Sales Transaction"), the fair market value per share of the Company's Common Stock as established in such Sales Transaction or, if not so established, as determined in good faith by the Board of Directors. For the purposes of this Warrant Certificate, a Qualified IPO and a Sales Transaction shall be referred to collectively as a "Qualified Event."

     2. TERM OF WARRANT. This Warrant may not be exercised unless and until the closing of a Qualified Event. The Holder of the Warrant shall not have any of the rights of a shareholder with respect to the shares covered by the Warrant as to any shares of Common Stock not actually issued and delivered to it. Unless exercised in conjunction with the closing of a Qualified Event, this Warrant shall terminate, and all rights to purchase shares of Common Stock hereunder shall
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cease, immediately following (i) the closing of a Qualified Event or (ii) upon repayment of that certain Subordinated Secured Promissory Note issued by the Company to Holder in connection with that certain Subscription Agreement between the Company and the Holder, whichever is earlier.

     3. TRANSFERABILITY. The Warrant shall not be transferable or assignable except to an Affiliate (as defined herein) of Holder without the prior written consent of the Company. In addition, this Warrant may only be assigned in its entirety and may not be assigned separately from that certain Subordinated Secured Promissory Note of even date herewith issued to Holder. Holder may transfer or assign the shares of Common Stock issuable upon exercise of the Warrant; provided, however, that (i) a registration statement with respect thereto has become effective under the Securities Act of 1933, as amended (the "Securities Act"); or (ii) in the opinion of counsel to Holder such registration is not necessary; or (iii) such transfer complies with the provisions of Rule 144 under the Securities Act. The legend imprinted on the certificates pursuant to Paragraph 8 shall be removed, and the Company shall issue a new certificate without such legend to Holder of such security if such security is registered under the Securities Act or, in the opinion of counsel to Holder, such legend is no longer required under the Securities Act or the conditions for a permissible sale or transfer under Rule 144(k) under the Securities Act have been complied with. For purposes of this Warrant Certificate, "Affiliate" shall mean any wholly-owned subsidiary or parent of, or any corporation, entity or other person which is, within the meaning of the Securities Act, controlling, controlled by or under common control with, Holder.

     4. ADJUSTMENTS FOR CONSOLIDATIONS, ETC. If the Company shall reorganize or consolidate or merge with or into any other corporation in a transaction which does not constitute a Sales Transaction, then each share of Common Stock shall be convertible into the consideration to which the shares of Common Stock subject to this Warrant Certificate would have been entitled to receive upon the effectiveness of such reorganization, merger or consolidation. Adjustments under this paragraph shall be made by the Board of Directors in its reasonable, good faith judgment, whose determination with respect thereto shall be final and conclusive. No fractional shares shall be issued under this Warrant Certificate or upon any such adjustment.

     5. METHOD OF EXERCISING WARRANT. The Company shall provide written notice (a "Notice of Qualified Event") to Holder of a Qualified Event prior to the consummation of such Qualified Event. Such Notice of Qualified Event shall include, in each case if available, the range of the proposed initial public offering price in the case of a Qualified IPO or, in the case of a Sales Transaction, the price established as the fair market value of the shares of the Company's Common Stock in such Sales Transaction, if so established, or, if not established, the fair market value determined by the Company's Board of Directors. Holder expressly acknowledges that the information provided in the Notice of Qualified Event represents the Company's best estimate of same and shall be subject to change or adjustment, as appropriate. Holder shall within ten (10) days of the date stated in the Notice of Qualified Event, make an irrevocable election by delivery of written notice to the Company (an "Election Notice") to either (i) exercise the Warrant for all or a portion of the shares of Common Stock issuable hereunder, or (ii) to forego Holder's right to exercise this Warrant as to all shares issuable hereunder; provided, however, that in the event a Qualified Event is not consummated within one hundred twenty (120) days from the date of such Election Notice the Holder's election thereunder shall become revocable in its discretion. If the Warrant is being exercised for only a portion of the shares issuable hereunder, then the Election Notice must also state the number of shares for which the Warrant is being exercised. If the Holder delivers an Election Notice stating its election to exercise this Warrant, but fails to specify the

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number of shares it is electing to purchase, it shall be conclusively presumed that the Holder has irrevocably elected to purchase all of the shares issuable under this Warrant. The Holder shall pay the purchase price of the exercise of this Warrant by offsetting existing indebtedness owed by the Company to Holder against the purchase price therefor and then, to the extent existing indebtedness is insufficient to pay the full purchase price, by delivery in cash, check or bank draft, payable to the Company, an amount equal to the balance of the purchase price. Holder must deliver to the Company the Election Notice together with the original Warrant, the original Subordinated Secured Promissory Note for cancellation, the signed warrant subscription agreement in the form attached hereto as Annex I and cash, a check or bank draft payable to the Company for any portion of the purchase price not covered by the cancellation of indebtedness within the ten (10) day period for the election to be valid. In the event Holder fails to validly make its election as required hereunder, then the Holder shall be conclusively presumed to have irrevocably elected to forego its right to exercise this Warrant.

     6. REGISTRATION RIGHTS. The Holder hereunder has been made a party to that certain Investors' Rights Agreement dated of even date herewith (the "Investors' Rights Agreement"). The shares of Common Stock issuable upon exercise of the Warrant are included as "Registrable Securities" under the Investors' Rights Agreement (as that term is defined in the Investors' Rights Agreement) with all registration rights pertaining to such Registrable Securities.

     7. GENERAL. The Company shall at all times during the term of the Warrant reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Warrant Certificate, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto.

     8. LEGENDS. It is understood that the certificates evidencing the Common Stock purchased upon exercise of this Warrant may bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER."

     9. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by Federal Express overnight delivery, at the respective addresses of the parties as set forth in that certain Subscription Agreement between the parties, or at such other address as the parties shall have furnished to each other in writing. Notices that are mailed shall be deemed received three (3) days after deposit in the United States mail or one (1) day after deposit with Federal Express for overnight delivery.

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     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized, all as of the day and year first above written.

                                        INTERPLAY PRODUCTIONS



                                        By:   _______________________________

                                        Its:  _______________________________

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                        ANNEX I TO WARRANT CERTIFICATE

                            SUBSCRIPTION AGREEMENT


     The undersigned holder of the Warrant Certificate to which this Subscription Agreement is attached as Annex I hereby irrevocably subscribes for ___________ shares of Common Stock which the undersigned is entitled to purchase pursuant to the terms of such Warrant Certificate. Payment of the purchase price for the Warrant is being made concurrently herewith.

     I hereby certify that all of the shares of Common Stock, no par value, of INTERPLAY PRODUCTIONS, purchased by the undersigned pursuant to the exercise on this date of the Warrant granted to the undersigned by the Warrant Certificate are being acquired by the undersigned for investment and not with a view to the distribution thereof.

Date:_____________________



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                                        Signature

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                                        Type or Print Name

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                                        Street Address

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